RESTRICTED STOCK AGREEMENT

PURSUANT TO THE

CECIL BANCORP, INC.

2009 EQUITY INCENTIVE PLAN

FOR OFFICERS AND EMPLOYEES

This Agreement shall constitute an award of Restricted Stock (“Award”) for a total of ____________ shares of Common Stock of Cecil Bancorp, Inc. (the “Corporation”), which is hereby granted to ________________________________ (the “Participant”) at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Cecil Bancorp, Inc. 2009 Equity Incentive Plan (the “Plan”) adopted by the Corporation which is incorporated by reference herein, receipt of which is hereby acknowledged.

1.         Purchase Price. The purchase price for each share of Common Stock awarded by this Agreement is $0.00.

2.         Vesting of Plan Awards. The Award of such Common Stock shall be deemed non-forfeitable in accordance with the provisions of the Plan, provided the holder of such Award is an employee, director or director emeritus of Cecil Bank (the “Bank”) or the Corporation as of such date, as follows:

(a)	Schedule of Vesting of Awards.

Date	Options	Percentage of Total Shares Awarded Which Are Non-forfeitable

Upon grant	0	0%
As of _______, 2010	____	20%
As of _______, 2011	____	40%
As of _______, 2012	____	60%
As of _______, 2013	____	80%
As of _______, 2014	____	100%

(b)       Restrictions on Awards. This Award may not be delivered to the recipient if the issuance of the Shares pursuant to the Award would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Participant’s receipt of this Award, the Corporation may require the person receiving this Award to make any representation and warranty to the Corporation as may be required by any applicable law or regulation.

3.           Non-transferability of Award. This Award may not be transferred in any manner prior to such Award, or portion thereof, being deemed non-forfeitable. Notwithstanding anything herein or in the Plan to the contrary, all Shares subject to an Award held by a Participant whose employment or service with the Bank or the Corporation terminates due to death shall be deemed 100% earned and nonforfeitable as of the Participant’s last date of employment or service with the Corporation or the Bank and shall be distributed as soon as practicable thereafter to the Beneficiary as set forth in accordance with the Plan.

4.           Other Restrictions on Award. This Award shall be subject to such other restrictions and limitations as are contained in the Plan or as determined by the Plan Committee administering such Plan. Such Award shall be immediately 100% vested upon death or Disability (as determined by the Plan Committee) of the Participant or upon a Change in Control of the Corporation or the Bank.

5.           Adjustments. Subject to any required action by the stockholders of the Corporation, the number of Shares of Common Stock covered by this Award shall be proportionately adjusted for the following events occurring after the date of grant: upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Corporation in its entirety.

CECIL BANCORP, INC.

Date of Grant:	By:

Attest:

[SEAL]

PARTICIPANT ACKNOWLEDGEMENT

PARTICIPANT	DATE

RESTRICTED STOCK AGREEMENT

PURSUANT TO THE

CECIL BANCORP, INC.

2009 EQUITY INCENTIVE PLAN

FOR NON-EMPLOYEE DIRECTORS

This Agreement shall constitute an award of Restricted Stock (“Award”) for a total of __________ shares of Common Stock of Cecil Bancorp, Inc. (the “Corporation”), which is hereby granted to ________________________________ (the “Participant”) at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Cecil Bancorp, Inc. 2009 Equity Incentive Plan (the “Plan”) adopted by the Corporation which is incorporated by reference herein, receipt of which is hereby acknowledged.

1.         Purchase Price. The purchase price for each share of Common Stock awarded by this Agreement is $0.00.

2.         Vesting of Plan Awards. The Award of such Common Stock shall be deemed non-forfeitable in accordance with the provisions of the Plan, provided the holder of such Award is an employee, director or director emeritus of Cecil Bank (the “Bank”) or the Corporation as of such date, as follows:

(a)	Schedule of Vesting of Awards.

Date	Options	Percentage of Total Shares Awarded Which Are Non-forfeitable

Upon grant	0	0%
As of _______, 2010	____	20%
As of _______, 2011	____	40%
As of _______, 2012	____	60%
As of _______, 2013	____	80%
As of _______, 2014	____	100%

(b)       Restrictions on Awards. This Award may not be delivered to the recipient if the issuance of the Shares pursuant to the Award would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Participant’s receipt of this Award, the Corporation may require the person receiving this Award to make any representation and warranty to the Corporation as may be required by any applicable law or regulation.

3.           Non-transferability of Award. This Award may not be transferred in any manner prior to such Award, or portion thereof, being deemed non-forfeitable. Notwithstanding anything herein or in the Plan to the contrary, all Shares subject to an Award held by a Participant whose employment or service with the Bank or the Corporation terminates due to death shall be deemed 100% earned and nonforfeitable as of the Participant’s last date of employment or service with the Corporation or the Bank and shall be distributed as soon as practicable thereafter to the Beneficiary as set forth in accordance with the Plan.

4.           Other Restrictions on Award. This Award shall be subject to such other restrictions and limitations as are contained in the Plan or as determined by the Plan Committee administering such Plan. Such Award shall be immediately 100% vested upon death or Disability (as determined by the Plan Committee) of the Participant or upon a Change in Control of the Corporation or the Bank.

5.           Adjustments. Subject to any required action by the stockholders of the Corporation, the number of Shares of Common Stock covered by this Award shall be proportionately adjusted for the following events occurring after the date of grant: upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Corporation in its entirety.

CECIL BANCORP, INC.

Date of Grant:	By:

Attest:

[SEAL]

PARTICIPANT ACKNOWLEDGEMENT

PARTICIPANT	DATE

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